SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 22, 2003

ARIBA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26299	77-0439730
(Commission File Number)	(I.R.S. Employer Identification Number)

807 11th Ave Sunnyvale, CA	94089
(Address of principal executive offices)	(Zip Code)

(650) 390-1000

(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated October 22, 2003.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 22, 2003, Ariba, Inc. issued a press release announcing its earnings results for the fourth quarter of its fiscal year 2003. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIBA, INC.

DATE: October 22, 2003	By:	/s/ JAMES W. FRANKOLA

James W. Frankola Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release, dated October 22, 2003, announcing Ariba, Inc.’s earnings results for the fourth quarter of its fiscal year 2003.